FOUR CORNERS PROPERTY TRUST, INC. 2015 OMNIBUS INCENTIVE PLAN FY [___] PERFORMANCE-BASED RESTRICTED STOCK UNIT AWARD AGREEMENT (United States) This Performance-Based Restricted Stock Unit Award Agreement (the “Agreement”) is between Four Corners Property Trust, Inc., a Maryland corporation (the “Company” or “Corporation”), and you, a person notified by the Company, and identified in the Company’s records, as the recipient of an Award of Performance-Based Restricted Stock Units (“PRSUs”) during the Company’s fiscal year [___]. This Agreement is effective as of the Grant Date communicated to you and set forth in the Company’s records. The Company wishes to award to you a number of PRSUs, subject to certain restrictions as provided in this Agreement, in order to carry out the purpose of the Company’s 2015 Omnibus Incentive Plan (the “Plan”). Accordingly, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and you hereby agree as follows: 1. Award of PRSUs. (a) The Company hereby grants to you, effective as of the Grant Date, an Award of PRSUs for that number of PRSUs communicated to you and set forth in the Company’s records (the “Target PRSUs”), on the terms and conditions set forth in such communications, this Agreement and the Plan. Each PRSU represents the right to receive, on the vesting date or dates set forth in Sections 3 and 4 hereof, one share of Stock. (b) The Company hereby grants to you an award of Dividend Equivalent Rights with respect to each Target PRSU granted pursuant to this Agreement for all dividends and distributions in cash, Stock or other property which are paid to all or substantially all holders of the outstanding shares of Stock and that have a record date between the Grant Date and the date when the Target PRSU is distributed or paid to you or is forfeited or expires. The Dividend Equivalent Rights award for each Target PRSU shall be equal to the amount of cash and the Fair Market Value of Stock or other property which is paid as a dividend or distribution on one share of Stock. All such Dividend Equivalent Rights shall be credited to you and shall be deemed to be reinvested in additional PRSUs as of the date of payment of any such dividend or distribution based on the Fair Market Value of a share of Stock on such date. Each additional PRSU which results from such deemed reinvestment of Dividend Equivalent Rights granted hereunder shall be subject to the same vesting, distribution or payment, adjustment and other provisions which apply to the underlying Target PRSU to which such additional PRSU relates. Dividends and other distributions shall only be paid with respect to the Additional PRSUs (as defined below) beginning on the date of issuance of the Additional PRSUs (if any). US-DOCS\110340502.1

2. Rights with Respect to the Target PRSUs and Dividend Equivalent Rights. The Target PRSUs and Dividend Equivalent Rights granted hereunder do not and shall not give you any of the rights and privileges of a shareholder of Stock. Your rights with respect to the Target PRSUs and Dividend Equivalent Rights shall remain forfeitable at all times prior to the date or dates on which such rights become vested, and the restrictions with respect to the Target PRSUs and Dividend Equivalent Rights lapse, in accordance with Sections 3 or 4 hereof. 3. Vesting. (a) You shall vest in the number of Target PRSUs, if any, determined by the Committee following the end of the period commencing on <<DATE>> (the “Commencement Date”) and ending on <<DATE>> (the “Performance Period”) based on the level of achievement of the applicable performance goals approved by the Committee, communicated to you and set forth in the Company’s records, subject to your continued employment with the Company or an Affiliate through the end of the Performance Period. The number of PRSUs that may become vested shall range from zero to two hundred percent (200%) of the Target PRSUs, based on the level of achievement of the applicable performance goals during the Performance Period, as determined by the Committee. If more than 100% of the Target PRSUs become vested, as determined by the Committee, then such number of additional PRSUs (the “Additional PRSUs”) and the Target PRSUs, (collectively, the “Final PRSUs”) shall be deemed to be vested on the date on which the Committee certifies the level of achievement of the applicable performance goals (the “Certification Date”). Any Target PRSUs and Dividend Equivalent Rights that do not vest pursuant to the terms of Sections 3 or 4 hereof shall be immediately and irrevocably forfeited as of the Certification Date or the date of your termination of employment, as applicable. (b) The Committee administering the Plan shall have the authority to make any determinations regarding questions arising from the application of the provisions of this Section 3, which determination shall be final, conclusive and binding on you and the Company. 4. Early Vesting; Forfeiture. If you cease to be employed by the Company or an Affiliate prior to the vesting of the Target PRSUs pursuant to Section 3(a) hereof, your rights to all of the unvested Target PRSUs, including your right to become vested in any Additional PRSUs, and Dividend Equivalent Rights shall be immediately and irrevocably forfeited, except that: (a) Except as provided in Section 4(b) hereof, if, after the first anniversary of the Grant Date, the Company terminates your employment for any reason other than Cause, death or Disability (as defined below), or you terminate your employment for Good Reason (as defined below), then you shall become vested in the number of Final PRSUs and Dividend Equivalent Rights, if any, determined by the Committee following the end of the Performance Period based on the level of achievement of the applicable performance goals during the Performance Period, in each case on a pro rata basis, determined based on the number of full months of employment completed from the Commencement Date to the date of your termination of employment, divided by the number of full months during the Performance Period. (b) If, within two years after the date of the consummation of a Change in Control that occurs after the Grant Date, the Company terminates your employment for any reason other than for Cause, death or Disability, or you terminate employment for Good Reason, you shall US-DOCS\110340502.1 become immediately and unconditionally vested in the number of Final PRSUs and Dividend Equivalent Rights, if any, determined by the Committee based on the level of achievement of the applicable performance goals, provided that such determination shall be made by the Committee based on the actual level of performance through the date of the Change in Control. (c) If you die prior to the vesting of the Target PRSUs pursuant to Section 3(a) hereof, you shall become immediately and unconditionally vested in one hundred percent (100%) of the Target PRSUs and Dividend Equivalent Rights granted hereunder as of the date of your death and you shall not be eligible to become vested in any Additional PRSUs. No transfer by will or the Applicable Laws of descent and distribution of any Target PRSUs or Dividend Equivalent Rights which vest by reason of your death shall be effective to bind the Company unless the Committee administering the Plan shall have been furnished with written notice of such transfer and a copy of the will or such other evidence as the Committee may deem necessary to establish the validity of the transfer. (d) If you become Disabled (as defined below) prior to the vesting of the Target PRSUs pursuant to Section 3(a) hereof, you shall become immediately and unconditionally vested in one hundred percent (100%) of the Target PRSUs and Dividend Equivalent Rights as of the date on which the Committee administering the Plan makes the determination that you are Disabled and you shall not be eligible to become vested in any Additional PRSUs. For purposes of this Agreement, “Disabled” or “Disability” means you have a disability due to illness or injury which is expected to be permanent in nature and which prevents you from performing the material duties required by your regular occupation, all as determined by the Committee administering the Plan. (e) For purposes of this Agreement, “Good Reason” means: (i) without your express written consent, (a) the assignment to you of any duties inconsistent in any substantial respect with your position, authority or responsibilities as in effect during the 90-day period immediately preceding the date of the consummation of a Change in Control or (b) any other substantial adverse change in such position (including titles), authority or responsibilities; or (ii) a material reduction in your base salary, target annual bonus opportunity, long-term incentive opportunity or aggregate employee benefits as in effect immediately prior to the date of the consummation of a Change in Control, other than (a) an inadvertent failure remedied by the Company promptly after receipt of notice thereof given by you or (b) with respect to aggregate employee benefits only, any such failure resulting from an across-the-board reduction in employee benefits applicable to all similarly situated employees of the Company generally. You shall only have Good Reason if (A) you have provided notice of termination to the Company of any of the foregoing conditions within ninety (90) days of the initial existence of the condition, (B) the Company has been given at least thirty (30) days following receipt of such notice to cure such condition, and (C) if such condition is not cured within such thirty (30) day period, you actually terminate employment within sixty (60) days after the notice of termination. Your mental or physical incapacity following the occurrence of an event described above in clauses (i) or (ii) shall not affect your ability to terminate employment for Good Reason and your death following delivery of a notice of termination for Good Reason shall not affect your estate’s US-DOCS\110340502.1 entitlement to vesting and/or settlement of the PRSUs or Dividend Equivalent Rights as provided hereunder upon a termination of employment for Good Reason. If, following the end of the Performance Period and prior to the Certification Date, the Company terminates your employment for Cause, your rights to all of the unvested Target PRSUs and Dividend Equivalent Rights shall be immediately and irrevocably forfeited and your eligibility to become vested in any Additional PRSUs shall be immediately and irrevocably forfeited. 5. Restriction on Transfer. Except as contemplated by Section 4(c) hereof, none of the Target PRSUs or Dividend Equivalent Rights may be sold, assigned, transferred, pledged, attached or otherwise encumbered, and no attempt to transfer the Target PRSUs or Dividend Equivalent Rights, whether voluntary or involuntary, by operation of law or otherwise, shall vest the transferee with any interest or right in or with respect to the Target PRSUs or Dividend Equivalent Rights. 6. Financial Restatements. This Section 6 only applies to you if at any time you were or are designated as an executive officer of the Company. Notwithstanding the provisions of Sections 3, 4 and 7 of this Agreement, if (a) the Company is required to restate its financial statements due to fraud and (b) the Committee administering the Plan determines that you have knowingly participated in such fraud, then the Committee may, in its sole and absolute discretion, at any time within two years following such restatement, require you to, and you shall immediately upon notice of such Committee determination, return to the Company any shares of Stock received by you or your personal representative from the payment of the Final PRSUs or Dividend Equivalent Rights pursuant to Section 7 of this Agreement and pay to the Company in cash the amount of any proceeds received by you or your personal representative from the disposition or transfer of, and any dividends and other distributions of cash or property received by you or your personal representative with respect to, any shares of Stock received by you or your personal representative from the payment of the PRSUs or Dividend Equivalent Rights pursuant to Section 7 of this Agreement, in each case during the period commencing two years before the beginning of the restated financial period and ending on the date of such Committee determination. In addition, all of your rights to Final PRSUs or Dividend Equivalent Rights that are not vested on the date that the Committee makes such determination shall be immediately and irrevocably forfeited. Notwithstanding anything to the contrary in this Section 6, the Committee shall have the authority and discretion to make any determination regarding the specific implementation of this Section 6 with respect to you. 7. Settlement of Final PRSUs and Dividend Equivalent Rights. No shares of Stock shall be issued to you (or your beneficiary or, if none, your estate in the event of your death) prior to the date on which the applicable PRSUs vest, in accordance with the terms and conditions communicated to you and set forth in the Company’s records. After any Final PRSUs vest pursuant to Sections 3 or 4 hereof, the Company shall promptly, but no later than 30 days following the applicable vesting date, cause to be issued in your name one share of Stock for each Final PRSU (including additional RSUs which resulted from such deemed reinvestment of Dividend Equivalent Rights) in each case less any applicable withholding taxes; provided, US-DOCS\110340502.1 however, that any distribution to any “specified employee” as determined in accordance with procedures adopted by the Company that reflect the requirements of Code Section 409A(a)(2)(B)(i) (and any applicable guidance thereunder) on account of a separation from service shall be made as soon as practicable after the first day of the seventh month following such separation from service (or, if earlier, the date of the specified employee’s death). The Company will not deliver any fractional share of Stock but will pay, in lieu thereof, the Fair Market Value of such fractional share of Stock. 8. Adjustments. In the event that the Committee administering the Plan shall determine that any dividend or other distribution (whether in the form of cash, shares of Stock, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares or other securities of the Company, issuance of warrants or other rights to purchase shares or other securities of the Company or other similar corporate transaction or event affects the Stock such that an adjustment of the Target PRSUs (including additional RSUs which resulted from such deemed reinvestment of Dividend Equivalent Rights) is determined by the Committee administering the Plan to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Agreement, then the Committee shall, in such manner as it may deem equitable, in its sole discretion, adjust any or all of the number and type of shares subject to the Target PRSUs (including additional RSUs which resulted from such deemed reinvestment of Dividend Equivalent Rights). 9. Taxes. (a) You acknowledge that you will consult with your personal tax advisor regarding the income tax consequences of the grant of the Target PRSUs and Dividend Equivalent Rights, the vesting of the Final PRSUs and Dividend Equivalent Rights and the receipt of shares of Stock upon the vesting of the Final PRSUs and Dividend Equivalent Rights, and any other matters related to this Agreement. In order to comply with all applicable federal, state, local or foreign income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state, local or foreign payroll, withholding, income or other taxes, which are your sole and absolute responsibility, are withheld or collected from you. (b) In accordance with the terms of the Plan, and such rules as may be adopted by the Committee administering the Plan, you may elect to satisfy any applicable tax withholding obligations arising from the vesting of the Final PRSUs and Dividend Equivalent Rights and the corresponding receipt of shares of Stock and cash payments by (i) delivering cash (including check, draft, money order or wire transfer made payable to the order of the Company), (ii) having the Company withhold a portion of the shares of Stock or cash otherwise to be delivered having a Fair Market Value equal to the amount of such taxes, or (iii) delivering to the Company shares of Stock having a Fair Market Value equal to the amount of such taxes. The Company will not deliver any fractional share of Stock but will pay, in lieu thereof, the Fair Market Value of such fractional share of Stock. Your election must be made on or before the date that the amount of tax to be withheld is determined. The maximum number of shares of Stock that may be withheld to satisfy any applicable tax withholding obligations arising from the vesting and settlement of US-DOCS\110340502.1 the Final PRSUs and Dividend Equivalent Rights may not exceed such number of shares of Stock having a Fair Market Value equal to the minimum statutory amount required by the Company to be withheld and paid to any federal, state, or local taxing authority with respect to such vesting and settlement of the Final PRSUs and Dividend Equivalent Rights, or such greater amount as may be permitted under applicable accounting standards. 10. Restrictive Covenants. (a) Non-Disclosure. (i) During the course of your employment, before and after the execution of this Agreement, and as consideration for the restrictive covenants entered into by you herein, you have received and will continue to receive some or all of the Company’s various Trade Secrets (as defined under Applicable Law) and confidential or proprietary information, which includes the following whether in physical or electronic form: (1) data and compilations of data related to Business Opportunities (as defined below), (2) computer software, hardware, network and internet technology utilized, modified or enhanced by the Company or by you in furtherance of your duties with the Company; (3) compilations of data concerning Company products, services, customers, and end users including but not limited to compilations concerning projected sales, new project timelines, inventory reports, sales, and cost and expense reports; (4) compilations of information about the Company’s employees and independent contracting consultants; (5) the Company’s financial information, including, without limitation, amounts charged to customers and amounts charged to the Company by its vendors, suppliers, and service providers; (6) proposals submitted to the Company’s customers, potential customers, wholesalers, distributors, vendors, suppliers and service providers; (7) the Company’s marketing strategies and compilations of marketing data; (8) compilations of data or information concerning, and communications and agreements with, vendors, suppliers and licensors to the Company and other sources of technology, products, services or components used in the Company’s business; (9) the Company’s research and development records and data; and (10) any summary, extract or analysis of such information together with information that has been received or disclosed to the Company by any third party as to which the Company has an obligation to treat as confidential (collectively, “Confidential Information”). “Business Opportunities” means all ideas, concepts or information received or developed (in whatever form) by you concerning any business, transaction or potential transaction that constitutes or may constitute an opportunity for the Company to earn a fee or income, specifically including those relationships that were initiated, nourished or developed at the Company’s expense. Confidential Information does not include data or information: (1) which has been voluntarily disclosed to the public by the Company, except where such public disclosure has been made by you without authorization from the Company; (2) which has been independently developed and disclosed by others; or (3) which has otherwise entered the public domain through lawful means. US-DOCS\110340502.1

(ii) All Confidential Information, Trade Secrets, and all physical and electronic embodiments thereof are confidential and are and will remain the sole and exclusive property of the Company. During the term of your employment with the Company and for a period of five (5) years following the termination of your employment with the Company for any reason, with or without cause, and upon the initiative of either you or the Company, you agree that you shall protect any such Confidential Information and Trade Secrets and shall not, except in connection with the performance of your remaining duties for the Company, use, disclose or otherwise copy, reproduce, distribute or otherwise disseminate any such Confidential Information or Trade Secrets, or any physical or electronic embodiments thereof, to any third party; provided, however, that you may make disclosures required by a valid order or subpoena issued by a court or administrative agency of competent jurisdiction, in which event you will promptly notify the Company of such order or subpoena to provide the Company an opportunity to protect its interests. (iii) Upon request by the Company and, in any event, upon termination of your employment with the Company for any reason, you will promptly deliver to the Company (within twenty-four (24) hours) all property belonging to the Company, including but without limitation, all Confidential Information, Trade Secrets and all electronic and physical embodiments thereof, all Company files, customer lists, management reports, memoranda, research, Company forms, financial data and reports and other documents (including but not limited to all such data and documents in electronic form) supplied to or created by you in connection with your employment with the Company (including all copies of the foregoing) in your possession or control, and all of the Company’s equipment and other materials in your possession or control. You agree to allow the Company, at its request, to verify return of Company property and documents and information and/or permanent deletion of the same, through inspection of personal computers, personal storage media, third party websites, third party e- mail systems, personal digital assistant devices, cell phones and/or social networking sites on which Company information was stored during your employment with the Company. (iv) Nothing contained herein shall be in derogation or a limitation of the rights of the Company to enforce its rights or your duties under the Applicable Law relating to Trade Secrets. (b) Non-Competition. You agree that, while employed by the Company and for a period of twenty-four (24) months following the termination of your employment with the Company for any reason, with or without cause, whether upon the initiative of either you or the Company (the “Restricted Period”), you will not provide or perform the same or substantially similar services, that you provided to the Company, on behalf of any Direct Competitor (as defined below), directly (i.e., as an officer or employee) or indirectly (i.e., as an independent contractor, consultant, advisor, board member, agent, shareholder, investor, joint venturer, or partner), anywhere within the United States of America (the “Territory”). “Direct Competitor” means any individual, partnership, corporation, limited liability company, association, or other group, however organized, who competes with the Company in the business of owning, US-DOCS\110340502.1 acquiring and leasing restaurant and retail properties. (i) If you are a resident of California and subject to its laws, the restrictions set forth in this Section 10(b) above shall not apply to you. (ii) Nothing in this provision shall divest you from the right to acquire as a passive investor (with no involvement in the operations or management of the business) up to 1% of any class of securities which is: (x) issued by any Direct Competitor, and (y) publicly traded on a national securities exchange or over-the- counter market. (c) Non-Solicitation. You agree that you shall not at any time during your employment with the Company and during the Restricted Period, on behalf of yourself or any other Person, directly or by assisting others, solicit, induce, encourage or cause any of the Company’s vendors, suppliers, licensees, or other Persons with whom the Company has a contractual relationship and with whom you have had Material Contact (as defined below) during the last two years of your employment with the Company, to cease doing business with the Company or to do business with a Direct Competitor. “Material Contact” means contact between you and a Person: (1) with whom or which you dealt on behalf of the Company; (2) whose dealings with the Company were coordinated or supervised by you; (3) about whom you obtained Confidential Information in the ordinary course of business as a result of your association with the Company; or (4) who receives products or services authorized by the Company, the sale or provision of which results or resulted in compensation, commission, or earnings for you within two years prior to the date of the termination of your employment with the Company. (d) Non-Recruitment. You agree that during the course of your employment with the Company and during the Restricted Period, you will not, on behalf of yourself or any other Person, directly or by assisting others, solicit, induce, persuade, or encourage, or attempt to solicit, induce, persuade, or encourage, any individual employed by the Company, with whom you have worked, to terminate such employee’s position with the Company, whether or not such employee is a full-time or temporary employee of the Company and whether or not such employment is pursuant to a written agreement, for a determined period, or at will. The provisions of this Section 10(d) shall only apply to those individuals employed by the Company at the time of solicitation or attempted solicitation. If you are a resident of California and subject to its laws, the restrictions set forth in Section 10(c) above and this Section 10(d) shall be limited to apply only where you use or disclose Confidential Information or Trade Secrets when engaging in the restricted activities. (e) Acknowledgements. You acknowledge that the Company is in the business of owning, acquiring and leasing restaurant and retail properties on a nationwide basis and that the Company makes substantial investments and has established substantial goodwill associated with its business, supplier relationships and marketing programs throughout the United States. You therefore acknowledge that the Territory in which the Company’s Business is conducted is, at the very least, throughout the United States. You further acknowledge and agree that it is fair and reasonable for the Company to take steps to protect its Confidential Information, Trade Secrets, goodwill, business relationships, employees, economic advantages, and/or other legitimate business interests from the risk of misappropriation of or harm to its Confidential Information, Trade Secrets, goodwill, business relationships, employees, economic advantages, and/or other legitimate business interests. You acknowledge that the consideration, including this Agreement, continued employment, specialized training, and the Confidential Information US-DOCS\110340502.1

and Trade Secrets provided to you, gives rise to the Company’s interest in restraining you from competing with the Company and that any limitations as to time, geographic scope and scope of activity to be restrained are reasonable and do not impose a greater restraint than is necessary to protect Company’s Confidential Information, Trade Secrets, good will, business relationships, employees, economic advantages, and/or other legitimate business interests, and will not prevent you from earning a livelihood. (f) Survival of Covenants. The provisions and restrictive covenants in this Section 10 of this Agreement shall survive the expiration or termination of this Agreement for any reason. You agree not to challenge the enforceability or scope of the provisions and restrictive covenants in this Section 10. You further agree to notify all future persons, or businesses, with which you become affiliated or employed by, of the provisions and restrictions set forth in this Section 10, prior to the commencement of any such affiliation or employment. (g) Injunctive Relief. You acknowledge that if you breach or threaten to breach any of the provisions of this Agreement, your actions will cause irreparable harm and damage to the Company which cannot be compensated by damages alone. Accordingly, if you breach or threaten to breach any of the provisions of this Agreement, the Company shall be entitled to injunctive relief, in addition to any other rights or remedies the Company may have. You hereby waive the requirement for a bond by the Company as a condition to seeking injunctive relief. The existence of any claim or cause of action by you against the Company, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of your agreements under this Agreement. (h) Forfeiture. In the event that you violate the terms of this Section 10, you understand and agree that in addition to the Company’s rights to obtain injunctive relief and damages for such violation, any and all rights to the Award under this Agreement, whether vested or unvested, shall be forfeited and extinguished. 11. General Provisions. (a) Interpretations. This Agreement is subject in all respects to the terms of the Plan. A copy of the Plan is available upon your request. Terms used herein which are defined in the Plan shall have the respective meanings given to such terms in the Plan, unless otherwise defined herein. In the event that any provision of this Agreement is inconsistent with the terms of the Plan, the terms of the Plan shall govern. Any question of administration or interpretation arising under this Agreement shall be determined by the Committee administering the Plan, and such determination shall be final, conclusive and binding upon all parties in interest. To the extent that any Award granted by the Company is subject to Code Section 409A, such Award shall be subject to terms and conditions that comply with the requirements of Code Section 409A to avoid adverse tax consequences under Code Section 409A. (b) No Right to Employment. Nothing in this Agreement or the Plan shall be construed as giving you the right to be retained as an employee of the Company or any Affiliate. In addition, the Company or an Affiliate may at any time dismiss you from employment, free from any liability or any claim under this Agreement, unless otherwise expressly provided in this Agreement. (c) Reservation of Shares. The Company shall at all times prior to the vesting of the PRSUs and the Dividend Equivalent Rights reserve and keep available such number of US-DOCS\110340502.1 shares of Stock as will be sufficient to satisfy the requirements of this Agreement. (d) Securities Matters. The Company shall not be required to deliver any shares of Stock until the requirements of any federal or state securities or other laws, rules or regulations (including the rules of any securities exchange) as may be determined by the Company to be applicable are satisfied. (e) Headings. Headings are given to the sections and subsections of this Agreement solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Agreement or any provision hereof. (f) Arbitration. Except for injunctive relief as set forth herein, the parties agree that any dispute between the parties regarding this Agreement shall be submitted to binding arbitration in Baltimore, Maryland. (g) Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Maryland (without giving effect to the conflict of law principles thereof). Subject to Section 11(f) hereof, you agree that the state and federal courts of Maryland shall have jurisdiction over any litigation between you and the Company regarding this Agreement, and you expressly submit to the exclusive jurisdiction and venue of the federal and state courts sitting in Baltimore County, Maryland. (h) Notices. You should send all written notices regarding this Agreement or the Plan to the Company at the following address: Four Corners Property Trust, Inc. 591 Redwood Highway Suite 1150 Mill Valley, CA 94941 Attention: General Counsel (i) Award Agreement and Related Documents. This Agreement shall have no force or effect unless you have been notified by the Company, and identified in the Company’s records, as the recipient of a PRSU grant. YOU MUST REVIEW AND ACKNOWLEDGE ACCEPTANCE OF THE TERMS OF THIS AGREEMENT, INCLUDING SPECIFICALLY THE RESTRICTIVE COVENANTS, BY EXECUTING THIS AGREEMENT ELECTRONICALLY VIA YOUR ESTABLISHED ACCOUNT ON THE PLAN MANAGEMENT CORPORATION WEBSITE WITHIN 60 DAYS OF THE DATE OF GRANT; PROVIDED, HOWEVER, THAT THE COMMITTEE MAY, AT ITS DISCRETION, EXTEND THIS DATE. FAILURE TO ACCEPT THE REFERENCED TERMS AND TO EXECUTE THIS AGREEMENT ELECTRONICALLY WILL PRECLUDE YOU FROM RECEIVING YOUR PRSU GRANT. In connection with your PRSU grant and this Agreement, the following additional documents were made available to you electronically, and paper copies are available on request directed to the Company’s Compensation Department: (i) the Plan; and (ii) a Prospectus relating to the Plan. US-DOCS\110340502.1